                                                                    EXHIBIT 99.9


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: MR Data Management, Inc.                  Case No.: 01-11496

                                                Reporting Period:  February 2002

                                                                              CURRENT                              CUMULATIVE

Cash - Beginning of the Month                                                       $0.00                                  $0.00
                                                                                    =====                                  =====
Receipts                                                         Operating
Total Receipts                                                                                                             $0.00
                                                                                                                           =====

Disbursements
Total Disbursements                                                                 $0.00                                 $0.00
                                                                                    =====                                 =====
Net Cash Flow                                                                       $0.00                                 $0.00
                                                                                    =====                                 =====

Cash - End of the Month                                                             $0.00                                 $0.00



NOTE:  INACTIVE COMPANY.  CASH SWEPT TO LASON SYSTEMS, INC.

In re: MR Data Management, Inc.                                Case No. 01-11496
                                                Reporting Period:  February 2002

                                  BALANCE SHEET


The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.

                                                                                  BOOK VALUE AT END OF        BOOK VALUE ON PETITION
                                   ASSETS                                       CURRENT REPORTING MONTH               DATE

CURRENT ASSETS
Unrestricted Cash and Equivalents                                                         -                                2,860
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                      -                                2,860

PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                                 -                                   -

OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                      (365,224)                           (368,084)
TOTAL OTHER ASSETS                                                                  (365,224)                           (368,084)

TOTAL ASSETS                                                                        (365,224)                           (365,224)


                                                                                  BOOK VALUE AT END OF      BOOK HVALUE ON PETITION
                        LIABILITIES AND OWNER EQUITY                            CURRENT REPORTING MONTH             DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                                  -                                -

LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                                  -                                -
TOTAL LIABILITIES                                                                               -                                -

OWNER EQUITY
Capital Stock
Additional Paid-In Capital                                                               (345,074)                        (345,074)
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                          (20,150)                         (20,150)
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                         (365,224)                        (365,224)
TOTAL LIABILITIES AND OWNERS' EQUITY                                                     (365,224)                        (365,224)


In re: MR Data Management, Inc.                               Case No. 01-11496
                                                Reporting Period  February 2002

                       BALANCE SHEET - CONTINUATION SHEET


                                                                                    BOOK VALUE AT END OF     BOOK VALUE ON PETITION
                                  ASSETS                                          CURRENT REPORTING MONTH            DATE

Other Current Assets









Other Assets

Due To/From Subsidiaries                                                                (365,224)                          (368,085)






                                                                                        (365,224)                          (368,085)

                                                                                   BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                       LIABILITIES AND OWNER EQUITY                             CURRENT REPORTING MONTH              DATE

Other Postpetition Liabilities




Adjustments to Owner Equity


Post petition Contributions (Distributions) (Draws)




Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.